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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 1999


                       LIGAND PHARMACEUTICALS INCORPORATED

             (Exact name of registrant as specified in its charter)


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   Delaware                000-20720                    77-0160744
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(State or other     (Commission File Number)  (IRS Employer Identification No.)
 jurisdiction of
 incorporation)
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10275 Science Center Drive, San Diego, California             92121
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   (Address of principal executive offices)                (Zip Code)
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       Registrant's telephone number, including area code: (858) 550-7500



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ITEM 5.  OTHER EVENTS.

     On December 13, 1999, Ligand Pharmaceuticals Incorporated ("Ligand") announced that the Oncologic Drugs Advisory Committee of the FDA, by a vote of 13 to 2 (with one abstention), recommended marketing approval for Targretin(R) (bexarotene) capsules in the advanced-stage cutaneous T-cell lymphoma (CTCL) Stages IIb, III, IVa, IVb patient population as evaluated in Ligand's advanced-stage pivotal trial included in its new drug application. In a vote of 5 to 7 (with 4 abstentions), the committee declined to recommend marketing approval of Targretin capsules in the early-stage CTCL population as evaluated in its early-stage pivotal trial (Stages Ia, Ib, IIa).

     On December 13, 1999, Ligand issued a press release which is filed herewith as Exhibit 99 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

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  99.1      Press Release dated December 13, 1999
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LIGAND PHARMACEUTICALS INCORPORATED


Date:  December 14, 1999               By:  /s/ Paul V. Maier
                                      ---------------------------------------
                                       Paul V. Maier
                                       Senior Vice President, Finance
                                       and Chief Financial Officer




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                                INDEX TO EXHIBITS

99.1 Press Release dated December 13, 1999.